EXHIBIT 10.1

THIRD AMENDMENT
TO
SECOND AMENDED AND RESTATED LOAN AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is entered into as of February 28, 2007 between TOR Minerals International, Inc., a Delaware corporation ("Borrower"), and BANK OF AMERICA, N.A., a national banking association ("Lender").  Capitalized terms used but not defined in this Amendment have the meaning given them in the Loan Agreement (defined below).

RECITALS

A.            Borrower and Lender entered into that certain Second Amended and Restated Loan Agreement dated as of December 21, 2004, as amended by that certain First Amendment to Second Amended and Restated Loan Agreement dated as of December 13, 2005 and that certain Second Amendment to Second Amended and Restated Loan Agreement ("Second Amendment") dated as of November 29, 2006 (and as further amended, restated or supplemented, the "Loan Agreement").

B.            Borrower and Lender have agreed to amend the Loan Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

               1.        Amendments to Loan Agreement.

(a)             Section 2.A of the Loan Agreement is amended to delete the third sentence in its entirety and to replace it with the following:

"Borrowing Base" means the sum of 80% of Borrower's Eligible Accounts Receivable plus the lesser of (x) 50% of Borrower's Eligible Inventory or (y) $3,500,000.

(b)             Section 2.A of the Loan Agreement is amended to delete the last sentence in its entirety and to replace it with the following:

"For the purposes of determining the Borrowing Base only, "Eligible Inventory" shall mean all of the Borrower's inventory in which Lender has a first priority perfected security interest and lien and which is (i) located in the United States valued at the current market value, except synthetic rutile, which value shall be established by the lower quoted price for bulk Australian rutile in "Industrial Minerals"; (ii) held for sale or use in the ordinary course of Borrower's business and is of good an merchantable quality; and (iii) otherwise acceptable to Lender; provided that, notwithstanding the foregoing, synthetic rutile that has been purchased by Borrower and is (x) in transit from TOR Minerals Malaysia Sdn. Bhd. in Malaysia to Borrower's terminal at Corpus Christi, Texas, (y) fully insured under an ocean marine insurance policy issued to Borrower and naming Lender as an additional insured, and which policy has been reviewed and approved by Lender, and (z) evidenced by a bill of lading or other document of title which has been reviewed and approved by Lender ("Qualified Synthetic Rutile"), shall be deemed "Eligible Inventory" under this proviso for a period of up to 120 days from the date of shipment; provided further that, the value of all  Qualified Synthetic Rutile calculated under this definition shall not exceed $3,000,000 at any time."

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2.        Conditions.  This Amendment shall be effective once each of the following have been delivered to Lender:

                 (a)            this Amendment executed by Borrower and Lender;

(b)            Officer's Certificate from Borrower certifying as to incumbency of officers, specimen signatures, no changes to certificate of incorporation and bylaws since the date of the certificate delivered in connection with the Second Amendment, and resolutions adopted by the Board of Directors authorizing this Amendment;

(c)            Certificates of Existence and Good Standing of Borrower from its jurisdiction of organization and Certificates of Good Standing and Authority to do Business of Borrower from the State of Texas; and

                (d)             such other documents as Lender may reasonably request.

3.     Representations and Warranties.  Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any person, governmental authority, or entity (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Event of Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

4.     Scope of Amendment; Reaffirmation; Release.  All references to the Loan Agreement shall refer to the Loan Agreement as amended by this Amendment.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Loan Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Loan Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Loan Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  Borrower hereby releases Lender from any liability for actions or omissions in connection with the Loan Agreement and the other Loan Documents prior to the date of this Amendment.

             5.        Miscellaneous.

(a)           No Waiver of Defaults.  This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Loan Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender's right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)            Form.  Each agreement, document, instrument or other writing to be furnished to Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)              Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Loan Agreement or the other Loan Documents.

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(d)             Costs, Expenses and Attorneys' Fees.  Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender's counsel.

(e)             Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)              Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile.  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that, the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g)             Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)             Arbitration.  Upon the demand of any party to this Amendment, any dispute shall be resolved by binding arbitration as provided for in Section 11 of the Loan Agreement.

(i)              Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the next page.]

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This Amendment is executed as of the date set out in the preamble hereto.

TOR MINERALS INTERNATIONAL, INC.			BANK OF AMERICA, N.A.

By:	/s/ STEVEN PARKER	By:	/s/ GERI E. LANDA
	Steven Parker, Chief Financial Officer		Geri E. Landa, Vice President

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